                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549





                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 22, 1996




                          BROADBAND TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


       0-21766                                56-1615990
(Commission File Number)            (IRS Employer Identification No.)

4024 Stirrup Creek Drive
Durham, North Carolina                                   27703
(Address of principal executive offices)              (Zip Code)


                                 (919) 544-0015
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

                  On May 22, 1996 the Company closed on the sale of U.S. $115,000,000 principal amount of 5% Convertible Subordinated Notes due May 15, 2001 (the "Notes"), including the over-allotment option of U.S. $15,000,000 which was exercised in full immediately. Interest on the Notes is payable on May 15 and November 15, commencing on November 15, 1996. The Company received proceeds from the sale of approximately $111,000,000, net of commissions and other expenses. The Company intends to use the net proceeds of the sale of the Notes for working capital and general business purposes. If future events or opportunities arise which would require the use of cash, the Company may use the proceeds for purposes not currently intended by the Company.

                   This description is a summary only. A full understanding of the terms of the Notes financing can only be obtained by reading the exhibits to this document, which are hereby incorporated by reference herein.

CONVERTIBILITY

                   The Notes are convertible into shares of the Company's Common Stock at a conversion rate of 24.1080 shares per U.S. $1,000 principal amount of Notes (equivalent to U.S. $41.480 per share), subject to adjustment. An aggregate of approximately 2,772,420 shares of Common Stock are issuable upon conversion of the Notes.

                  The Notes will be convertible into shares of Common Stock of the Company at any time on or after the 90th day following May 22, 1996 and prior to the close of business on the maturity date of the Notes at the conversion price set forth above, unless previously redeemed or repurchased. Holders of Notes called for redemption or repurchase will be entitled to convert the Notes to and including, but not after, the close of business on the date fixed for redemption or repurchase, as the case may be.

OPTIONAL REDEMPTION

                  The Notes may be redeemed at the option of the Company at any time on or after the close of business on May 15, 1999, in whole or in part. During the twelve month period beginning May 15, 1999, the redemption price is 102% of principal, plus accrued interest. During the twelve month period beginning May 15, 2000, the redemption price is 101% of principal, plus accrued interest. Thereafter, the redemption price is 100% of principal, plus accrued interest.

REPURCHASE AT OPTION OF HOLDERS UPON CHANGE IN CONTROL

                  In the event of a Change in Control (as defined in the Notes and related trust indenture), each Holder of Notes may require the Company to repurchase its Notes, in whole or in part, at a repurchase price of 100% of the principal amount thereof, plus accrued interest to the repurchase date. The repurchase price is payable in cash or, at the option of the Company but subject to the satisfaction of certain conditions on its part,in Common Stock (valued at 95% of the average closing bid prices of the Common Stock for the five trading days immediately preceding and including the third trading day prior to the repurchase date).

SUBORDINATION

                  The Notes will be subordinated to present and future Senior Debt (as defined in the Notes and related trust indenture) of the Company and its subsidiaries. As of March 31, 1996, the aggregate amount of outstanding Senior Debt was approximately U.S. $218,000. The trust indenture does not limit the Company's ability to incur Senior Debt or any other indebtedness.

REGISTRATION RIGHTS

                  The Company has agreed to file a shelf registration statement in respect of the Notes and the Common Stock issuable upon conversion thereof pursuant to a Registration Rights Agreement within 90 days of May 22, 1996 and to use its best efforts to have such shelf registration statement declared effective within 180 days of May 22, 1996. If the Company fails to comply with certain of its obligations under the Registration Rights Agreement, the interest rate on the Notes will be increased as liquidated damages as provided in the Notes and related trust indenture.




ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  (c) 10.1 Indenture dated as of May 22, 1996, between the Company and Marine Midland Bank, as Trustee

                      10.2 Purchase Agreement dated May 17, 1996 between the Company, Goldman, Sachs & Co. and Bear,
                              Stearns & Co. Inc.

                      10.3 Registration Rights Agreement dated May 17, 1996 between the Company, Goldman, Sachs & Co. and Bear, Stearns & Co. Inc.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BROADBAND TECHNOLOGIES, INC.



Date:  May ___, 1996                     By:
                                         Timothy K. Oakley
                                         Chief Financial Officer

                                  EXHIBIT INDEX


EXHIBIT NO.        DESCRIPTION                                          PAGE NO.

10.1               Indenture dated as of May 22, 1996,
                   between the Company and Marine Midland Bank, as Trustee

10.2               Purchase Agreement dated May 17, 1996
                   between the Company, Goldman, Sachs & Co.
                   and Bear, Stearns & Co. Inc.

10.3 Registration Rights Agreement dated May 17, 1996 between the Company, Goldman, Sachs & Co.
                   and Bear, Stearns & Co. Inc.

                                    EXHIBIT A







                          BROADBAND TECHNOLOGIES, INC.

               5% CONVERTIBLE SUBORDINATED NOTES DUE MAY 15, 2001

                          REGISTRATION RIGHTS AGREEMENT


                                                                   Dated as of
                                                                   May 17, 1996


Goldman, Sachs & Co.,
Bear, Stearns & Co. Inc.,
c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004.

Ladies and Gentlemen:

                  BroadBand Technologies, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to Goldman, Sachs & Co. and Bear, Stearns & Co. Inc. (the "Purchasers") upon the terms set forth in a purchase agreement dated May 17, 1996 (the "Purchase Agreement") between the Purchasers and the Company, its 5% Convertible Subordinated Notes due May 15, 2001 (the "Securities"). As an inducement to the Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Purchasers thereunder, the Company agrees with the Purchasers, (i) for the benefit of the Purchasers and (ii) for the benefit of the holders from time to time of the Securities and the Common Stock, par value $0.01 per share of the Company (the "Stock"), issuable upon conversion of the Securities (collectively, the "Registrable Securities"), including the Purchasers (each of the foregoing a "Holder" and, together, the "Holders"), as follows:

                  1. DEFINITIONS. Capitalized terms used herein without definition shall have their respective meanings set forth in or pursuant to the Purchase Agreement or the Offering Circular, dated May 17, 1996, in respect of the Securities. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

                  "Act" or "Securities Act" means the United States Securities Act of 1933, as amended.

                  "Affiliate" of any specified person means any other person which, directly or indirectly, is in control of, is controlled by, or is under common control with such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Commission" means the United States Securities and Exchange Commission.

                  "DTC" means The Depository Trust Company.

                  "Effectiveness Period" has the meaning set forth in Section 2(b) hereof.

                  "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

                  "Managing Underwriters" means the investment banker or investment bankers and manager or managers that shall administer an underwritten offering, if any, as set forth in Section 6 hereof.

                  "Person" shall mean an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

                  "Prospectus" means the prospectus included in any Shelf Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities.

                  "Shelf Registration" means a registration effected pursuant to
Section 2 hereof.

                  "Shelf Registration Statement" means a shelf registration statement of the Company pursuant to the provisions of Section 2 hereof filed with the Commission which covers some or all of the Registrable Securities, as applicable, on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                  "underwriter" means any underwriter of Registrable Securities in connection with an offering thereof under a Shelf Registration Statement.

                  2. SHELF REGISTRATION. (a) The Company shall, within 90 days following the date of the first original issuance of the Securities (the "Issue Date"), file with the Commission a Shelf Registration Statement relating to the offer and sale of the Registrable Securities by the Holders from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement and, thereafter, shall use its best efforts to cause such Shelf Registration Statement to be declared effective under the Act within 180 days after the Issue Date; PROVIDED, HOWEVER, that no Holder shall be entitled to have the Registrable Securities held by it covered by such Shelf Registration unless such Holder is in compliance with Section 3(m) hereof.

                  Not less than 30 days prior to the filing of the Shelf Registration Statement, the Company shall give notice of its intention to make such filing to each of the holders of the Registrable Securities in the same manner as the Company would give notice to holders of Securities under Section
1.6 of the Indenture. Such notice shall seek a determination from each of such holders as to whether such holder elects to sell Registrable Securities pursuant to the Shelf Registration Statement. The Company may require each electing Holder to furnish to the Company such information as may be required by Section 3(m) hereof. Each such electing Holder agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such electing Holder to the Company or of the occurrence of any event in either case as a result of which any Prospectus included in such Shelf Registration Statement contains or would contain an untrue statement of a material fact regarding such electing Holder or such electing Holder's intended method of distribution of such Registrable Securities or omits to state any material fact regarding such electing Holder or such electing Holder's intended method of distribution of such Registrable Securities necessary to make the statements therein, in light of the circumstances then existing, not misleading, and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such Prospectus shall not contain, with respect to such electing Holder or the distribution of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances then existing, not misleading.
                  (b)        The Company shall use its best efforts:

                             (i) To keep the Shelf Registration Statement
                  continuously effective in order to permit the Prospectus forming part thereof to be usable by Holders for a period of three years from the date the Shelf Registration Statement is declared effective or such shorter period that will terminate upon the earlier of the following: (A) when all the Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement, (B) when all shares of Stock issued upon conversion of any such Securities that had not been sold pursuant to the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement and (C) when, in the written opinion of independent counsel to the Company, all outstanding Registrable Securities held by persons that are not affiliates of the Company may be resold without registration under the Act pursuant to Rule 144(k) under the Act or any successor provision thereto (in any such case, such period being called the "Effectiveness Period"); and

                             (ii) After the effectiveness of the Shelf
                  Registration Statement, promptly upon the request of any Holder, to take any action reasonably necessary to register the sale of any Registrable Securities of such Holder and to identify such Holder as a selling securityholder; provided that the Company need not promptly register the Registrable Securities of any Holder that has elected to sell Registrable Securities pursuant to the notice described above and has failed to comply with Section 3(m) in a timely manner; PROVIDED, FURTHER, that upon compliance by such Holder with
                  Section 3(m), the Company will use its best efforts to include the Registrable Securities of such Holder in the next amendment to the Shelf Registration Statement that it would otherwise have to make.

The Company shall be deemed not to have used its best efforts to keep the Shelf Registration Statement effective during the requisite period if the Company voluntarily takes any action that would result in Holders of Registrable Securities covered thereby not being able to offer and sell any such Registrable Securities during that period, unless (i) such action is required by applicable law, or (ii) the continued effectiveness of the Shelf Registration Statement would require the Company to disclose a material financing, acquisition or other corporate transaction, and the Board of Directors shall have determined in good faith that such disclosure is not in the best interests of the Company and its stockholders, and, in the case of clause (i) above, the Company thereafter promptly complies with the requirements of paragraph 3(i) below.

                  3. REGISTRATION PROCEDURES. In connection with any Shelf Registration Statement, the following provisions shall apply:

                             (a) The Company shall furnish to the Purchasers,
                  prior to the filing thereof with the Commission, a copy of any Shelf Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein and shall use its best efforts to reflect in each such document, when so filed with the Commission, such comments as the Purchasers reasonably may propose.

                             (b) The Company shall take such action as may be
                  necessary so that (i) any Shelf Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case) complies in all material respects with the Securities Act and the Exchange Act and the respective rules and regulations thereunder, (ii) any Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Prospectus forming part of any Shelf Registration Statement, and any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

                             (c)(1) The Company shall advise the Purchasers and,
                  in the case of clause (i), the Holders and, if requested by the Purchasers or any such Holder, confirm such advice in writing:

                                    (i) when a Shelf Registration Statement and
                              any amendment thereto has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective; and

                                    (ii) of any request by the Commission for
                              amendments or supplements to the Shelf
                              Registration Statement or the Prospectus included therein or for additional information.

                             (2) The Company shall advise the Purchasers and the
                  Holders and, if requested by the Purchasers or any such Holder, confirm such advice in writing of:

                                    (i) the issuance by the Commission of any
                              stop order suspending effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose;

                                    (ii) the receipt by the Company of any
                              notification with respect to the suspension of the qualification of the securities included therein for sale in any jurisdiction or the initiation of any proceeding for such purpose; and
                                      -8-

                                    (iii) the happening of any event that
                             requires the making of any changes in the Shelf Registration Statement or the Prospectus so that, as of such date, the Shelf Registration Statement and the Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made).

                             (d) The Company shall use its best efforts to
                  prevent the issuance, and if issued to obtain the withdrawal, of any order suspending the effectiveness of any Shelf Registration Statement at the earliest possible time.

                             (e) The Company shall furnish to each Holder of
                  Registrable Securities included within the coverage of any Shelf Registration Statement, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all reports, other documents and exhibits (including those incorporated by reference).

                             (f) The Company shall, during the Effectiveness
                  Period, deliver to each Holder of Registrable Securities included within the coverage of any Shelf Registration Statement, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Company consents (except during the continuance of any event described in Section 3(c)(2)(iii)) to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto during the Shelf Registration Period.

                             (g) Prior to any offering of Registrable Securities
                  pursuant to any Shelf Registration Statement, the Company shall register or qualify or cooperate with the Holders of Registrable Securities included therein and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holders reasonably request in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by such Shelf Registration Statement; PROVIDED, HOWEVER, that in no event shall the Company be obligated to
                  (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this Section 3(g) or (ii) file any general consent to service of process in any jurisdiction where it is not as of the date hereof then so subject.

                             (h) Unless any Registrable Securities shall be in
                  book-entry only form, the Company shall cooperate with the Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities sold pursuant to any Shelf Registration Statement free of any restrictive legends and in such permitted denominations and registered in such names as Holders may request in connection with the sale of Registrable Securities pursuant to such Shelf Registration Statement.

                             (i) Upon the occurrence of any event contemplated
                  by paragraph 3(c)(2)(iii) above, the Company shall promptly prepare a post-effective amendment to any Shelf Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Company notifies the Holders of the occurrence of any event contemplated by paragraph 3(c)(2)(iii) above, the Holders shall suspend the use of the Prospectus and the disposition of the Securities pursuant to the Shelf Registration Statement until it has received a copy of the supplemented or amended prospectus or until it has been advised that use of the prospectus may be resumed.

                             (j) Not later than the effective date of any Shelf
                  Registration Statement hereunder, the Company shall provide a CUSIP number for the Securities registered under such Shelf Registration Statement.

                             (k) The Company shall use its best efforts to
                  comply with all applicable rules and regulations of the Commission and shall make generally available to their security holders or otherwise provide in accordance with
                  Section 11(a) of the Securities Act as soon as practicable after the effective date of the applicable Shelf Registration Statement an earnings statement satisfying the provisions of
                  Section 11(a) of the Securities Act.

                             (l) The Company shall cause the Indenture to be
                  qualified under the Trust Indenture Act in a timely manner.

                             (m) The Company may require each Holder of
                  Registrable Securities to be sold pursuant to any Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of such Registrable Securities as may be required by applicable law or regulation for inclusion in such Shelf Registration Statement and the Company may exclude from such registration the Registrable Securities of any Holder that fails to furnish such information within a reasonable time after receiving such request.

                             (n) The Company in the event of an underwritten
                  offering, if any, as set forth in Section 6 hereof, shall, if requested, promptly include or incorporate in a Prospectus supplement or post-effective amendment to a Shelf Registration Statement, such information as the Managing Underwriters reasonably agree should be included therein and to which the Company does not reasonably object and shall make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after they are notified of the matters to be included or incorporated in such Prospectus supplement or post-effective amendment.

                             (o) The Company shall enter into such customary
                  agreements (including an underwriting agreement in customary form in the event of an underwritten offering, if any, as set forth in Section 6 hereof), to take all other appropriate actions in order to expedite or facilitate the registration of the Registrable Securities and to otherwise perform its obligations under this Agreement, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures substantially identical to those set forth in
                  Section 5 with respect to all parties to be indemnified pursuant to Section 5.

                             (p)    The Company shall:

                                    (i) make reasonably available for inspection
                             by the Holders of Registrable Securities to be registered thereunder, any underwriter participating in any disposition pursuant to such Shelf Registration Statement, and any attorney, accountant or other agent retained by such Holders or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries;

                                    (ii) cause the Company's officers, directors
                             and employees to make reasonably available for inspection all relevant information reasonably requested by such Holders or any such underwriter, attorney, accountant or agent in connection with any such Shelf Registration Statement, in each case, as is customary for similar due diligence examinations; PROVIDED, HOWEVER, that any information that is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by such Holders or any such underwriter, attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality; and PROVIDED FURTHER that the foregoing inspection and information gathering shall be coordinated on behalf of the Holders and the other parties entitled thereto by one counsel designated by and on behalf of such Holders and other parties;

                                    (iii) in the event of an underwritten
                             offering, if any, as set forth in Section 6 hereof, make such representations and warranties to the underwriters, if any, in form, substance and scope as are customarily made by the Company to underwriters in primary underwritten offerings and covering matters including, but not limited to, those set forth in the Purchase Agreement;

                                    (iv) in the event of an underwritten
                             offering, if any, as set forth in Section 6 hereof, obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters, if any) addressed to the underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such underwriters (it being agreed that the matters to be covered by such opinion or written statement by such counsel delivered in connection with such opinions shall include in customary form, without limitation, as of the effective date of the Shelf Registration Statement or most recent post-effective amendment thereto, as the case may be, the absence from such Shelf Registration Statement and the prospectus included therein, as then amended or supplemented, including the documents incorporated by reference therein, of an untrue statement of a material fact or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading;

                                    (v) in the event of an underwritten
                             offering, if any, as set forth in Section 6 hereof, obtain "cold comfort" letters and updates thereof from the independent public accountants of the Company (and, if necessary, any other independent public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Shelf Registration Statement), addressed to each such Holder of Registrable Securities registered thereunder (only if such Holder has provided such letter, representations or documentation, if any, required for such letter to be so addressed) and the named underwriters in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings;

                                    (vi) deliver such documents and certificates
                             as may be reasonably requested by any such Holders and the Managing Underwriters, if any, including those to evidence compliance with Section 3(i) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

                  The foregoing actions set forth in clauses (iii), (iv), (v) and (vi) of this Section 3(p) shall be performed at each closing under any underwritten offering to the extent required thereunder.

                             (q) The Company will use its best efforts to cause
                  the Stock issuable upon conversion of the Securities to be listed for quotation on the Nasdaq National Market or other stock exchange or trading system on which the Stock primarily trades on or prior to the effective date of any Shelf Registration Statement hereunder.

                             (r) In the event that any broker-dealer registered
                  under the Exchange Act shall underwrite any Registrable Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Rules of Fair Practice and the By-Laws of the National Association of Securities Dealers, Inc. ("NASD")) thereof, whether as a Holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, assist such broker-dealer in complying with the requirements of such Rules and By-Laws, including, without limitation, by (A) such Rules or By-Laws, including Schedule E thereto, shall so require, engaging a "qualified independent underwriter" (as defined in Schedule E) to participate in the preparation of the Shelf Registration Statement relating to such Registrable Securities and to exercise usual standards of due diligence in respect thereto, (B) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 5 hereof and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules of Fair Practice of the NASD.

                             (s) The Company shall use its best efforts to take
                  all other steps necessary to effect the registration of the Registrable Securities covered by the Shelf Registration Statement contemplated hereby and to otherwise perform its obligations hereunder.

                  4. REGISTRATION EXPENSES. Except as otherwise provided in
Section 6, the Company shall bear all fees and expenses incurred in connection with the performance of its obligations under Sections 2 and 3 hereof and shall bear or reimburse the Holders for the reasonable fees and disbursements of one firm of counsel designated by the Company and reasonably acceptable to the Holders of a majority of the Registrable Securities covered by the Shelf Registration Statement to act as counsel therefor in connection therewith.

                  5. INDEMNIFICATION AND CONTRIBUTION. (a) In connection with the Shelf Registration Statement, the Company shall indemnify and hold harmless the Purchasers, each Holder, each underwriter who participates in an offering of Registrable Securities, each person, if any, who controls any of such parties within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each of their respective directors, officers, employees, trustees and agents, as follows:

                             (i) against any and all loss, liability, claim,
                  damage and expense whatsoever, including any amounts paid in settlement of any investigation, litigation, proceeding or claim, joint or several, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Shelf Registration Statement (or any amendment thereto) covering Registrable Securities, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, that the Company shall not be liable under this clause (i) for any settlement of any action effected without its written consent, which consent shall not be unreasonably withheld; and

                             (ii) against any and all expenses whatsoever, as
                  incurred (including reasonable fees and disbursements of counsel chosen by the Holders, such Holder or any underwriter (except to the extent otherwise expressly provided in Section 5(c) hereof)), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any court or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) of this Section 5(a);

PROVIDED that this indemnity shall not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Purchasers, such Holder or any underwriter in writing expressly for use in the Shelf Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto); PROVIDED FURTHER that the foregoing indemnity with respect to any untrue statement or omission or alleged untrue statement or omission made in a preliminary prospectus shall not inure to the benefit of any underwriter (or any person controlling such underwriter) from whom the person asserting any such loss, liability, claim, damage or expense purchased any of the Registrable Securities that are the subject thereof if such person was not sent or given a copy of the Prospectus (or the Prospectus as amended or supplemented), at or prior to the written confirmation of the sale of such Registrable Securities to such person and the untrue statement or omission or alleged untrue statement or omission made in such preliminary prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented). Any amounts advanced by the Company to an indemnified party pursuant to this Section 5 as a result of such losses shall be returned to the Company if it shall be finally determined by such a court in a judgment not subject to appeal or final review that such indemnified party was not entitled to indemnification by the Company.

                  (b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, the Purchasers, each underwriter who participates in an offering of Registrable Securities and the other selling Holders and each of their respective directors, officers (including each officer of the Company who signed the Shelf Registration Statement), employees, trustees and agents and each Person, if any, who controls the Company, the Purchasers, any underwriter or any other selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all loss, liability, claim, damage and expense whatsoever described in the indemnity contained in Section 5(a)(i) and (ii) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Shelf Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such selling Holder expressly for use in the Shelf Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto); PROVIDED, HOWEVER, that, no such Holder shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Registrable Securities pursuant to the Shelf Registration Statement.

                  (c) Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, enclosing a copy of all papers served on such indemnified party, but failure to so notify an indemnifying party shall not relieve it of any liability which it may have to the indemnified party otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of any such action. If an indemnifying party so elects within a reasonable time after receipt of such notice, such indemnifying party, jointly with any other indemnifying party, may assume the defense of such action with counsel chosen by it and approved by the indemnified party or parties defendant in such action, PROVIDED that if any such indemnified party reasonably determines that there may be legal defenses available to such indemnified party which are different from or in addition to those available to such indemnifying party or that representation of such indemnifying party and any indemnified party by the same counsel would present a conflict of interest, then such indemnifying party or parties shall not be entitled to assume such defense. If an indemnifying party is not entitled to assume the defense of such action as a result of the proviso to the preceding sentence, counsel for such indemnifying party shall be entitled to conduct the defense of such indemnifying party and counsel for each indemnified party or parties shall be entitled to conduct the defense of such indemnified party or parties. If an indemnifying party assumes the defense of an action in accordance with and as permitted by the provisions of this paragraph, such indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action. In no event shall the indemnifying party or parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from its own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

                  (d) In order to provide for just and equitable contribution in circumstances in which the indemnity provision agreement provided for in this
Section 5 is for any reason held to be unavailable to the indemnified parties although applicable in accordance with its terms, the Company, the Purchasers and the Holders shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company, the Purchasers and the Holders, as incurred; PROVIDED that no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person that was not guilty of such fraudulent misrepresentation. As between the Company, the Purchasers and the Holders, such parties shall contribute to such aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement in such proportion as shall be appropriate to reflect the relative fault of the Company, on the one hand, and the Purchasers and the Holders, on the other hand, with respect to the statements or omissions which resulted in such loss, liability, claim, damage or expense, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Purchasers and the Holders, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by or on behalf of the Purchasers or the Holders, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. the Company, the Purchasers and the Holders of the Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 5 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the relevant equitable considerations. For purposes of this Section 5(d), each director, officer, employee, trustee, agent and Person, if any, who controls the Purchasers or a Holder within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act shall have the same rights to contribution as the Purchasers or such Holder, and each director, officer, employee, trustee and agent of the Company, and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent.

                  6. UNDERWRITTEN OFFERING. The Holders of Registrable Securities covered by the Shelf Registration Statement who desire to do so may sell such Registrable Securities in a firm underwritten offering and the Company will use their best efforts to facilitate such underwritten offering. In any such underwritten offering, the investment banker or bankers and manager or managers that will administer the offering will be selected by, and the underwriting arrangements with respect thereto will be approved by, the Holders of a majority of the Registrable Securities to be included in such offering; PROVIDED, HOWEVER, that (i) such investment bankers and managers and underwriting arrangements must be reasonably satisfactory to the Company and
(ii) the Company shall not be obligated to allow more than one underwritten offering during the Effectiveness Period. No Holder may participate in any underwritten offering contemplated hereby unless such Holder (a) agrees to sell such Holder's Registrable Securities in accordance with any approved underwriting arrangements, (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such approved underwriting arrangements and (c) at least 20% of the outstanding Registrable Securities are included in such underwritten offering. The Holders participating in any underwritten offering shall be responsible for any expenses customarily borne by selling securityholders, including underwriting discounts and commissions and fees and expenses of counsel to the selling securityholders and shall reimburse the Company for the fees and disbursements of their counsel, their independent public accountants and any printing expenses incurred in connection with such underwritten offerings. Notwithstanding the foregoing or the provisions of Section 3(n) hereof, upon receipt of a request from the Managing Underwriter or a representative of Holders of a majority of the Registrable Securities outstanding to prepare and file an amendment or supplement to the Shelf Registration Statement and Prospectus in connection with an underwritten offering, the Company may delay the filing of any such amendment or supplement for up to 90 days if the Company in good faith has a valid business reason for such delay.

                  7.         MISCELLANEOUS.

                  (a) OTHER REGISTRATION RIGHTS. The Company may grant registration rights that would permit any Person that is a third party the right to piggy-back on any registration statement relating to an underwritten offering as described in Section 6, PROVIDED that if the Managing Underwriter, if any, of such offering delivers an opinion to the selling Holders that the total amount of securities which they and the holders of such piggy-back rights intend to include in any Shelf Registration Statement is so large as to materially adversely affect the success of such offering (including the price at which such securities can be sold), then the amount, the number or kind of securities to be offered for the account of the holders of such piggy-back rights and the selling Holders will be reduced pro rata to the extent necessary to reduce the total amount of securities to be included in such offering to the amount, number or kind recommended by the Managing Underwriter.

                  (b) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Purchasers.

                  (c) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

                             (1) if to a Holder, at the most current address
                        given by such Holder to the Company in accordance with the provisions of this Section 7(c);

                             (2) if to the Purchasers, initially at the address
                        set forth in the Purchase Agreement; and

                             (3) if to the Company, initially at its address set
                        forth in the Purchase Agreement.

All such notices and communications shall be deemed to have been duly given when received.

                  The Purchasers or the Company by notice to the other may designate additional or different addresses for subsequent notices or communications.

                  (d) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties and the Holders, including, without the need for an express assignment or any consent by the Company thereto, subsequent Holders of Registrable Securities. The Company hereby agrees to extend the benefits of this Agreement to any Holder of Registrable Securities and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

                  (e) COUNTERPARTS. This agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (f) HEADINGS. The headings in this agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (g) GOVERNING LAW. This agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any provisions relating to conflicts of laws.

                  (h) SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.
                  Please confirm that the foregoing correctly sets forth the agreement between the Company and you.

                                Very truly yours,


                               BROADBAND TECHNOLOGIES, INC.


                               By:_______________________________
                                  Name:   Salim A. Bhatia
                                  Title:    Chief Executive Officer


The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written.


Goldman, Sachs & Co.
Bear, Stearns & Co. Inc.


By:  _______________________________
         (Goldman, Sachs & Co.)

                          BroadBand Technologies, Inc.

               5% Convertible Subordinated Notes due May 15, 2001


                               PURCHASE AGREEMENT



                                                                  May 17, 1996

Goldman, Sachs & Co.
Bear, Stearns & Co. Inc.
c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004.

Ladies and Gentlemen:

          BroadBand Technologies, Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Purchasers named in Schedule I hereto (the "Purchasers") an aggregate of $100,000,000 principal amount of the 5% Convertible Subordinated Notes due May 15, 2001, convertible into Common Stock, par value $0.01 per share ("Stock"), of the Company, specified above (the "Firm Securities"), and, at the election of the Purchasers, up to an aggregate of $15,000,000 additional principal amount of such Notes (the "Optional Securities"). The Firm Securities and the Optional Securities which the Purchasers elect to purchase pursuant to Section 2 hereof are herein collectively called the "Securities". As used herein, the term "Purchasers" shall be deemed to include Goldman Sachs International ("GSI"), which is acting as Goldman, Sachs & Co.'s selling agent in making certain resales of the Securities pursuant to Section 3 hereof.

          The Purchasers and other holders (including subsequent transferees) of Securities (and any holders of shares of Stock which have been then issued upon conversion of such Securities) (collectively, the "Registrable Securities") will be entitled to the benefits of the registration rights agreement, dated the date hereof (the "Registration Rights Agreement") among the Company and the Purchasers, in the form attached hereto as Exhibit A. Pursuant to the Registration Rights Agreement, the Company will agree to file with the Securities and Exchange Commission (the "Commission") under the circumstances set forth therein a shelf registration statement pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act") relating to the resale of (i) such Securities and (ii) the shares of Stock initially issuable upon conversion of such Securities by holders thereof, and to use its best efforts to cause such shelf registration statement to be declared effective.

    1. The Company represents and warrants to, and agrees with, each of the Purchasers that:

                      (a) An offering circular dated May 17, 1996 (including the international supplement thereto, the "Offering Circular") has been prepared in connection with the offering of the Securities and the shares of Stock issuable upon conversion thereof. Any reference herein to the Offering Circular shall be deemed to refer to and include the Company's Annual Report on Form 10-K for the year ended December 31, 1995 (as amended by the Company's Form 10-KA filed with the Commission on May 1, 1996 (the "Form 10-KA")) including certain portions of the Proxy Statement for the Annual Meeting of Shareholders on May 22, 1996 incorporated therein by reference, and Quarterly Report on Form 10-Q for the quarter ended March 31, 1996 (the "10-Q"), each of which is attached to and made a part of the Offering Circular. The Company's Annual Report on Form 10-K for the year ended December 31, 1995 (including the Form 10-KA and all documents incorporated by reference therein) and the 10-Q (collectively, the "Exchange Act Reports"), when they were filed with the Commission, conformed in all material respects to the applicable requirements of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act") and the applicable rules and regulations of the Commission thereunder. The Exchange Act Reports, when they were so filed, did not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Offering Circular and any amendments or supplements thereto did not and will not, as of their respective dates, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by you expressly for use therein;

                      (b) The Company does not own or control, directly or
                  indirectly, any corporation, association or other entity. The Company is a corporation duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation, with full corporate power and authority, and all necessary consents, authorizations, approvals, orders, licenses, certificates, and permits of and from, and declarations and filings with, all federal, state, local, and other governmental authorities and all courts and other tribunals, to own, lease, license, and use its respective properties and assets and to carry on the business in the manner described in the Offering Circular (except for such consents, authorizations, approvals, orders, licenses, certificates, permits, declarations, and filings which the failure to have obtained, individually or in the aggregate, does not and will not have a material adverse effect upon the financial condition, results of operations, business, properties, or assets of the Company, taken as a whole). The Company is duly qualified to do business and is in good standing in every jurisdiction in which its ownership, leasing, licensing, or use of property and assets or the conduct of its business makes such qualification necessary, except where the failure to be so qualified or in good standing (considering all such failures together) does not and will not have a material adverse effect upon the financial condition, results of operations, business, properties, or assets of the Company;

                      (c) The authorized capital stock of the Company consists
                  of 30,000,000 shares of Common Stock, of which 13,210,311 shares are outstanding and 7,500,000 shares of Convertible Preferred Stock of which no shares are outstanding. Each outstanding share of Common Stock, validly authorized, validly issued, fully paid, and nonassessable, has not been, or will not be, issued and is not, or will not be, owned or held in violation of any preemptive rights of stockholders. There is no commitment, plan or arrangement to issue, and no outstanding option, warrant, or other right calling for the issuance of, any share of capital stock of the Company or any securities or other instrument which by its terms is convertible into, exercisable for, or exchangeable for capital stock of the Company, except as properly described in the Offering Circular and except for options granted since December 31, 1996. There is outstanding no security or other instrument which by its terms is convertible into or exchangeable for capital stock of the Company, except as properly described in the Offering Circular.

                      (d) The financial statements of the Company included in
                  the Offering Circular fairly present, in all material respects, with respect to the Company, the financial position, the results of operations, and the other information purported to be shown therein at the respective dates and for the respective periods to which they apply. In all material respects, such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, are correct and complete, and are in accordance with the books and records of the Company. The accountants whose reports on the audited financial statements are included in the Offering Circular are, and during the periods covered by their reports included in the Offering Circular were, independent certified public accountants with respect to the Company within the meaning of the Act and the regulations of the Commission thereunder. There has at no time been a material adverse change in the financial condition, results of operations, business, properties, assets or prospects of the Company from the latest information set forth in the Offering Circular, except as properly described in the Offering Circular;

                      (e) There is no litigation, arbitration, claim,
                  governmental or other proceeding (formal or informal), or investigation pending or, to the knowledge of the Company, threatened, or in prospect (or any basis therefor known to the Company) with respect to the Company or any of its operations, business, properties, or assets except as properly described in the Offering Circular or such as individually or in the aggregate do not now have and are not reasonably expected in the future to have to have a material adverse effect upon the financial condition, results of operations, business, properties, or assets of the Company. The Company is not in violation of, or in default with respect to, any law, rule, regulation, order, judgment, or decree except as properly described in the Offering Circular or such as in the aggregate do not now have and are not reasonably expected in the future to have a material adverse effect upon the financial condition, results of operations, business, properties, or assets of the Company; nor is the Company required to take any action in order to avoid any such violation or default;

                      (f) The Company does not have any ownership interest,
                  directly or indirectly, in any real property. The Company has good title to all properties and assets which the Offering Circular indicates are owned by it, free and clear of all liens, security interests, pledges, charges, encumbrances, and mortgages (except as properly described in the Offering Circular or such as in the aggregate do not now have and are not reasonably expected in the future to have a material adverse effect upon the financial condition, results of operations, business, properties, or assets of the Company). No real property leased, licensed, or used by the Company lies in an area which is or, to the knowledge of the Company, will be subject to zoning, use, or building code restrictions which would prohibit, and no state of facts relating to the action or inaction of another person or entity or his or its ownership, leasing, licensing, or use of any real or personal property exists or will exist which would prevent, the continued effective leasing, licensing, or use of such real property in the business of the Company as presently conducted or as the Offering Circular indicates it contemplates conducting (except as properly described in the Offering Circular or such as in the aggregate do not now have and will not in the future have a material adverse effect upon the financial condition, results of operations, business, properties, or assets of the Company);

                      (g) The Company possesses such authority, certificates,
                  and permits issued by the appropriate state, federal, or foreign regulatory agencies or bodies necessary to conduct the business now operated by it, except for such authority, certificates, and permits the absence of which, singly or in the aggregate, would not have a material adverse effect on the financial condition, results of operations, business, properties, or assets of the Company; and the Company has not received any notice of proceedings relating to the revocation or modification of any such authority, certificate, or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling, or finding, would materially affect the financial condition, results of operations, business, properties, assets, or future prospects of the Company;

                      (h) Neither the Company nor, to the Company's knowledge,
                  any other party is now or is expected by the Company to be in violation or breach of, or in default with respect to, complying with any material provision of any contract, agreement, instrument, lease or license which is material to the Company, and each such contract, agreement, instrument, lease or license is in full force and is the legal, valid, and binding obligation of the Company and, to the Company's knowledge, the other parties thereto and is enforceable against the Company and, to the Company's knowledge, against other parties thereto in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles. The Company enjoys peaceful and undisturbed possession under all leases and licenses under which it is operating. The Company is not a party to or bound by any contract, agreement, instrument, lease, license, arrangement, or understanding, or subject to any charter or other restriction, which has had or is reasonably expected in the future to have a material adverse effect on the financial condition, results of operations, business, properties, assets, or future prospects of the Company. The Company is not in violation or breach of, or default with respect to, any term of its Certificate of Incorporation or bylaws;

                      (i) All patents, patent applications, trademarks,
                  trademark applications, trade names, service marks, copyrights, franchises, and other intangible properties and assets (all of the foregoing being herein called "Intangibles") that the Company owns or has pending, or under which it is licensed, are in good standing and uncontested, except as properly described in the Offering Circular. There is no right under any Intangible necessary to the business of the Company as presently conducted or as the Offering Circular indicates it contemplates conducting, except as properly described in the Offering Circular. The Company has not infringed, is not infringing, and has not received notice of infringement with respect to asserted Intangibles of others, except for such infringement or alleged infringement that has not had, or cannot be reasonably expected to have, a material adverse effect on the financial condition, results of operations, business, properties, assets, or future prospects of the Company. To the knowledge of the Company, there is no infringement by others of Intangibles of the Company, except as properly described in the Offering Circular. To the knowledge of the Company, there is no Intangible of others which has had or may in the future have a material adverse effect on the financial condition, results of operations, business, properties, assets, or future prospects of the Company;

                      (j) None of the Company or any other person associated
                  with or acting on behalf of the Company, including, without limitation, any director, officer, agent, or employee of the Company has, directly or indirectly, while acting on behalf of the Company: used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity; made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or made any other unlawful payment;

                      (k) The Company has all requisite power and authority to
                  execute, deliver, and perform this Agreement. All necessary corporate proceedings of the Company have been duly taken to authorize the execution, delivery, and performance of this Agreement by the Company. This Agreement has been duly authorized, executed, and delivered by the Company. No consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or governmental authority or any court or other tribunal is required by the Company for the execution, delivery, or performance of this Agreement by the Company. No consent of any party to any material contract, agreement, instrument, lease, license, arrangement, or understanding to which the Company is a party, or to which any of its properties or assets are subject, is required for the execution, delivery, or performance of this Agreement; and the execution, delivery, and performance of this Agreement will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under any such contract, agreement, instrument, lease, license, arrangement, or understanding, or violate or result in a breach of any term of the Certificate of Incorporation or bylaws of the Company, or violate, result in a breach of, or conflict with any law, rule, regulation (except for such law, rule, or regulation the violation of which would not have a material adverse effect on the financial condition, results of operations, business, properties, or assets of the Company), order, judgment, or decree binding on the Company or to which any of its operations, business, properties, or assets is subject;

                      (l) The Securities have been duly authorized and, when
                  issued, authenticated and delivered pursuant to this Agreement, will have been duly executed, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the indenture to be dated as of May 22, 1996 (the "Indenture") between the Company and Marine Midland Bank, as Trustee (the "Trustee"), under which they are to be issued, which will be substantially in the form previously delivered to you; the Indenture has been duly authorized and, when executed and delivered by the Company and the Trustee, the Indenture will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Securities and the Indenture will conform to the descriptions thereof in the Offering Circular and will be in substantially the form previously delivered to you;

                      (m) Subsequent to the respective dates as of which
                  information is given in the Offering Circular and except as otherwise properly described in the Offering Circular, the Company has not (A) issued any securities or incurred any liability or obligation, primary or contingent, for borrowed money, (B) entered into any material transaction not in the ordinary course of business, or (C) declared or paid any dividend on its capital stock;

                      (n) Neither the Company nor any of its officers,
                  directors, or affiliates (as defined in the regulations under the Act) has taken or will take, directly or indirectly, prior to the termination of the offering contemplated by this Agreement, any action designed to stabilize or manipulate the price of any security of the Company or which has caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities;

                      (o) Each of the  directors  and  officers  of the  Company listed in Schedule II hereto has entered into a written agreement with the Company in the form of Exhibit B hereto (each such agreement, a "Lock-up Agreement"), and executed originals of each Lock-up Agreement have been delivered to you;

                      (p) The Company has filed all necessary federal, state,
                  and foreign income and franchise tax returns and has paid all taxes shown as due thereon; and there is no tax deficiency that has been, or to the knowledge of the Company might be, asserted against the Company or any of its respective properties or assets that would materially and adversely affect the financial condition, results of operations, business, properties or assets of the Company;

                      (q) There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business), or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of the members of the families of any of them, except as properly disclosed in the Offering Circular;

                      (r) There are no rights of return or other agreements
                  between the Company and any customer of the Company which would cause any sales reflected in the Company's financial statements for the year ended December 31, 1995 and the three months ended March 31, 1996 included in the Offering Circular to fail to qualify as sales in accordance with generally accepted accounting principles or the Company's revenue recognition policy as reflected in the audited financial statements included in the Offering Circular;

                      (s) The Company maintains a system of internal accounting
                  controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

                      (t) None of the transactions contemplated by this
                  Agreement (including, without limitation, the use of the proceeds from the sale of the Securities) will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations G, T, U, and X of the Board of Governors of the Federal Reserve System;

                      (u) When the Securities are issued and delivered pursuant
                  to this Agreement, the Securities will not be of the same class (within the meaning of Rule 144A under the Act) as securities which are listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system;

                      (v) The  Company  is subject to Section 13 or 15(d) of the
                  Exchange Act;

                      (w) The  Company is not,  and after  giving  effect to the
                  offering  and  sale  of  the   Securities,   will  not  be  an
                  "investment company", or an entity "controlled" by an "investment company", as such terms are defined in the United States Investment Company Act of 1940, as amended (the "Investment Company Act");

                      (x) Neither the Company, nor any affiliate of the Company, nor any person acting on its or their behalf, has, with respect to the Securities or shares of Stock issuable upon conversion thereof sold in the United States, offered or sold the Securities or shares of Stock issuable upon conversion thereof by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Act or, with respect to Securities or shares of Stock issuable upon conversion thereof sold in reliance on Rule 903 under the Act, by means of any directed selling efforts within the meaning of Rule 903 under the Act and the Company, any affiliate of the Company and any person acting on its or their behalf has complied with and will implement the offering restriction requirements of such Rule 903;

                      (y) Within the preceding six months, neither the Company
                  nor any person acting on behalf of the Company has offered or sold, directly or indirectly, in the United States or to any U.S. person (as such terms are defined in Regulation S under the Securities Act) any Securities, any Stock or any security substantially similar to the Securities or the Stock issued by the Company. The Company will take reasonable precautions designed to ensure that any offer or sale, direct or indirect, in the United States or to any U.S. person of any Securities, any Stock or any security substantially similar to the Securities or the Stock issued by the Company, within six months subsequent to the date on which the distribution of the Securities has been completed (as notified to the Company by Goldman, Sachs & Co.), is made under restrictions and other circumstances reasonably designed not to affect the status of the offer and sale of the Securities and the Stock issuable upon the conversion thereof in the United States and to U.S. persons contemplated by Annex I to this Agreement as transactions exempt from the registration requirements of the Securities Act;

                      (z) Neither the  Company  nor any of its  affiliates  does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes;

                      (aa) None of the holders of outstanding shares of capital
                  stock of the Company and no other person has or will have any preemptive or other rights to purchase, subscribe for or otherwise acquire (i) the shares of Stock to be issued upon conversion of the Securities or any rights to such shares or
                  (ii) as a result of or in connection with the transactions contemplated by the Indenture or this Agreement, any other capital stock of the Company or rights thereto;

                      (bb) Assuming the accuracy of the representations and
                  warranties of the Purchasers set forth herein, it is not necessary in connection with the offer, sale and delivery of the Securities to the Purchasers, or in connection with the initial resale of the Securities by the

                  Purchasers in accordance with this Agreement, to register the Securities under the Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the "TIA");

                       (cc) The  Securities  to be sold  pursuant  to Rule  144A
                  under the Act have been designated PORTAL eligible securities in accordance with the rules and regulations of the National Association of Securities Dealers, Inc.;

                      (dd) The Registration Rights Agreement has been duly
                  authorized, executed and delivered by the Company and constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with the terms thereof, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                      (ee) Other than as set forth or contemplated in the
                  Offering Circular, there are no persons with registration rights or other similar rights to have any securities of the Company (other than the Securities and the shares of Stock initially issuable upon the conversion thereof) registered under any registration statement under the Securities Act (including the registration statement contemplated by the Registration Rights Agreement);

                      (ff) The Company (i) is in compliance with any and all
                  applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"),
                  (ii) has received all permits, licenses or other approvals required under applicable Environmental Laws to conduct its business and (iii) is in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company; and

                       (gg) The Company is not and has not been at any time within its previous five tax years, a United States Real Property Holding Company within the meaning of Section 897 of the United States Internal Revenue Code of 1986, as amended.

     2. Subject to the terms and conditions herein set forth, (a) the Company agrees to issue and sell to each of the Purchasers, and each of the Purchasers agrees, severally and not jointly, to purchase from the Company, at a purchase price of 96.75% of the principal amount thereof, plus accrued interest, if any, from May 22, 1996 to the First Time of Delivery hereunder, the principal amount of Firm Securities set forth opposite the name of such Purchaser in Schedule I hereto, and (b) in the event and to the extent that Goldman, Sachs & Co. on behalf of the Purchasers shall exercise the election to purchase Optional Securities as provided below, the Company agrees to issue and sell to each of the Purchasers, and each of the Purchasers agrees, severally and not jointly, to purchase from the Company, at the same purchase price set forth in clause (a) of this Section 2, the aggregate principal amount of the Optional Securities as to which such election shall have been exercised (to be adjusted by you so as to eliminate denominations of less than U.S.$1,000) determined by multiplying such aggregate principal amount of Optional Securities by a fraction, the numerator of which is the maximum aggregate principal amount of Optional Securities which such Purchaser is entitled to purchase as set forth opposite the name of such Purchaser in Schedule I hereto and the denominator of which is the maximum aggregate principal amount of Optional Securities which all of the Purchasers are entitled to purchase hereunder.

     The Company hereby grants to the Purchasers the right to purchase at their election up to $15,000,000 aggregate principal amount of Optional Securities, at the purchase price set forth in clause (a) of the first paragraph of this
Section 2, for the sole purpose of covering over-allotments in the sale of Firm Securities. Any such election to purchase Optional Securities may be exercised by written notice from you to the Company, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate principal amount of Optional Securities to be purchased and the date on which such Optional Securities are to be delivered, as determined by you but in no event earlier than the First Time of Delivery or, unless you and the Company otherwise agree in writing earlier than two or later than ten business days after the date of such notice.

     3. The Purchasers propose to offer the Securities for sale upon the terms and conditions set forth in this Agreement and the Offering Circular and each Purchaser hereby represents and warrants to, and agrees with the Company that:

     (a) It will offer and sell the Securities only to: (i) persons who it reasonably believes are "qualified institutional buyers" ("QIBs") within the meaning of Rule 144A under the Act in transactions meeting the requirements of Rule 144A, (ii) institutions which it reasonably believes are "accredited investors" ("Institutional Accredited Investors") within the meaning of Rule 501 under the Act or, (iii) upon the terms and conditions set forth in Annex I to this Agreement; provided, however, that offers and sales of Securities pursuant to clause (iii) of this paragraph may be made by Goldman, Sachs & Co. through GSI;

     (b) It is an Institutional Accredited Investor; and

     (c) It will not offer or sell the Securities by any form of general solicitation or general advertising, including but not limited to the methods described in Rule 502(c) under the Act.

     4. (a) Except as set forth in the next paragraph, the Securities to be purchased by each Purchaser hereunder will be represented (i) in the case of Securities to be initially resold pursuant to Rule 144A under the Act, by one or more definitive global Securities in book-entry form which will be deposited by or on behalf of the Company with The Depository Trust Company ("DTC") or its designated custodian and (ii) in the case of Securities to be initially resold pursuant to Regulation S under the Act, by one or more definitive global Securities in book-entry form which will be deposited by or on behalf of the Company with DTC or its designated custodian for the benefit of Morgan Guaranty Trust Company of New York (Brussels office), as operator of the Euroclear System, or Cedel Bank, Societe Anonyme, or both, for credit to the account of GSI, unless otherwise directed by GSI. The Company will deliver the Securities to Goldman, Sachs & Co., for the account of each Purchaser, against payment by or on behalf of such Purchaser of the purchase price therefor by certified or official bank check or checks, or by wire transfer, payable to the order of the Company in Federal (same day) funds, by causing DTC to credit the Securities to the respective accounts of Goldman, Sachs & Co. and GSI, as the case may be, at DTC. The Company will cause the certificates representing the Securities to be made available to Goldman, Sachs & Co. for checking at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be, with respect to the Firm Securities, 9:30 a.m., New York City time, on May 22, 1996, or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing and, with respect to the Optional Securities, 9:30 a.m., New York City time, on the date specified by Goldman, Sachs & Co. in the written notice given by Goldman, Sachs & Co. of the Purchasers' election to purchase such Optional Securities, or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing. Such time and date for delivery of the Firm Securities is herein called the

"First Time of Delivery", such time and date for delivery of the Optional Securities, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

     Such Securities, if any, as Goldman, Sachs & Co. may request upon at least forty-eight hours' prior notice to the Company (such request to include the authorized denominations and the names in which they are to be registered), shall be delivered in definitive certificated form, by or on behalf of the Company to Goldman, Sachs & Co. for the account of certain of the Purchasers, against payment by or on behalf of such Purchaser of the purchase price therefor by certified or official bank check or checks, or by wire transfer, payable to the order of the Company in Federal (same day) funds. The Company will cause the certificates representing the Securities to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery with respect thereto at the office of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004 (the "New York Office").

     (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Securities and any additional documents requested by the Purchasers pursuant to Section 7(m) hereof, will be delivered at such time and date at the offices of Sullivan & Cromwell, 125 Broad Street, New York, New York 10004 (the "Closing Location"), and the Securities will be delivered at the Designated Office and, if applicable, the New York Office, all at such Time of Delivery. A meeting will be held at the Closing Location at 3:00 p.m., New York City time, on the New York Business Day next preceding each Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

     5. The Company agrees with each of the Purchasers:

     (a) To prepare the Offering Circular in a form approved by you; and to make no amendment or any supplement to the Offering Circular which shall be disapproved by you promptly after reasonable notice thereof;

     (b) To furnish the Purchasers with four copies of the Offering Circular and each amendment or supplement thereto signed by an authorized officer of the Company with the independent accountants' report(s) in the Offering Circular, and any amendment or supplement containing amendments to the financial statements covered by such report(s), signed by the accountants, and additional copies thereof in such quantities as you may from time to time reasonably request, and if, at any time prior to the expiration of nine months after the date of the Offering Circular, any Purchaser has not resold any of the Securities purchased by it from the Company hereunder and any event shall have occurred as a result of which the Offering Circular as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Offering Circular is delivered, not misleading, or, if for any other reason it shall be necessary or desirable during such same period to amend or supplement the Offering Circular, to notify you and upon your request to prepare and furnish without charge to each Purchaser and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Offering Circular or a supplement to the Offering Circular which will correct such statement or omission or effect such compliance;

     (c) (i) During the period beginning from the date hereof and continuing to and including the date 90 days after the first Time of Delivery, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company substantially similar to the Securities or the Stock, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities, except (a) pursuant to the Company's stock option or purchase plans existing as of the date hereof or pursuant to options or warrants outstanding as of the date hereof or (b) as consideration for acquisitions of businesses, properties or assets, provided that (except with respect to an aggregate of not more than 25,000 shares of Common Stock issued in consideration of all such acquisitions) the offerees, purchasers or other transferees of any such shares shall agree in writing to restrictions substantially identical to those contained in this subsection;and (ii) that it will use reasonable efforts to cause each person who has entered into a Lock-up Agreement to comply therewith, will not grant any waivers or consents to non-compliance therewith and will enforce its rights under each such agreement; in each case, unless and to the extent that it shall have obtained your prior written consent;

     (d) To use its best efforts to have the shares of Stock issuable upon conversion of the Securities listed on the Nasdaq National Market and to use its best efforts to maintain such listing so long as any of the Securities, and the shares of Stock issuable upon conversion thereof, are outstanding;

     (e) To use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Offering Circular under the caption "Use of Proceeds";

     (f) Not to be or become, at any time prior to the expiration of three years after the Time of Delivery, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act;

     (g) At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, for the benefit of holders from time to time of Securities and the Stock issuable upon conversion thereof, to furnish at its expense, upon request, to holders of Securities and the Stock issuable upon conversion thereof and prospective purchasers thereof information satisfying the requirements of subsection (d)(4)(i) of Rule 144A under the Act;

     (h) During the period of three years after the latest Time of Delivery, the Company will not, and will use its best efforts to not permit any "affiliates" (as defined in Rule 144 under the Act or any successor provision thereto), to resell (x) any Securities which constitute "restricted securities" under Rule 144 or (y) any shares of Stock into which the Securities have been converted under the Indenture which constitute "restricted securities" under Rule 144, that in either case have been reacquired by any of them;

     (i) Promptly from time to time to take such action as you may reasonably request to qualify such Securities and the Stock issuable upon conversion thereof for offering and sale under the securities laws of such states, commonwealths, territories and possessions in the United States as you may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Securities and the Stock issuable upon conversion thereof, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

     (j) To reserve and keep available at all times as a part of its authorized but unissued capital stock, free of preemptive rights, shares of Stock for the purpose of enabling the Company to satisfy any obligations to issue shares of Stock upon conversion of the Securities;

     (k) Until such time as any Security or any Stock issuable upon conversion thereof is registered under the Securities Act pursuant to the Registration Rights Agreement and transferred pursuant to the registration statement contemplated thereby, to include a legend on the Securities and the Stock issuable upon the conversion thereof to the effect set forth under "Notice to Investors" in the Offering Circular;

     (l) During a period of five years from the date of the Offering Circular, to furnish to you, upon request, copies of all reports mailed to stockholders, together with the exhibits thereto, and copies of any reports filed with the Commission or any national securities exchange on which any class of securities of the Company is listed, together with the exhibits thereto; and

     (m) If any Securities are initially resold pursuant to Regulation D under the Securities Act and upon written notification thereof to the Company by Goldman, Sachs & Co., to file with the Commission, not later than 15 days after the First Time of Delivery, five copies of a notice on Form D (one of which will be manually signed by a person duly authorized by the Company); to otherwise comply with the requirements of Rule 503 under the Act; and to furnish promptly to you evidence of each such required timely filing (including a copy thereof).

     6. The Company covenants and agrees with the several Purchasers that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants and all other expenses of the Company in connection with the issue of the Securities and the issue and listing of the Stock issuable upon conversion thereof, the preparation and delivery of the Securities in global and definitive certificated forms, preparation and delivery of certificates representing shares of Stock issuable upon the conversion of the Securities, the preparation and printing of the Offering Circular and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Purchasers and dealers; (ii) the cost of printing or producing this Agreement, the Indenture, the Registration Rights Agreement, any Blue Sky and Legal Investment Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee and any such agent in connection with the Indenture and the Securities; (iv) the fees and expenses of DTC and any other depositary used in connection with the Securities and of any transfer or conversion agent or registrar for the Securities or the Stock issuable upon conversion of the Securities; (vi) all expenses in connection with the qualification of the Securities for trading in the PORTAL System of the National Association of Securities Dealers, Inc. and the listing of the Stock issuable upon conversion of the Securities on the NASDAQ National Market; (vii) fees and expenses of any paying agent, conversion agent and registrar agent with respect to the Securities and the shares of Stock issuable upon the conversion thereof, as the case may be; (viii) fees, if any, charged by securities rating services for rating the Securities; (ix) all expenses in connection with the qualification of the Securities and the shares of Stock issuable upon the conversion of the Securities for offering and sale under state securities laws as provided in Section 5(i) hereof, including the fees and disbursements of counsel for the Purchasers in connection with such qualification and in connection with the Blue Sky and legal investment surveys not to exceed $10,000;
(x) all fees and expenses in connection with the filing and maintenance of effectiveness of the registration statement to be filed by the Company pursuant to the Registration Rights Agreement (including the fees and expenses of any counsel to any holder of Registrable Securities as set forth in the Registration Rights Agreement); and (xi) all other costs and expenses incident to the performance of the Company's obligations hereunder which are not otherwise specifically provided for in this Section including any expenses incurred in connection with complying with Section 5(g) hereof; and to indemnify and hold harmless the Purchasers from any documentary stamp or similar issue tax and any related interest or penalties on the issue, sale or delivery of the Securities to the Purchasers which are or may be due. It is understood, however, that, except as provided in this Section and Sections 8 and 11 hereof, the Purchasers will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by it, and any advertising expenses connected with any offers they may make.

     7. The obligations of the Purchasers hereunder at each Time of Delivery shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of such Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

     (a) Sullivan & Cromwell, counsel for the Purchasers, shall have furnished to you such opinion or opinions, dated such Time of Delivery, with respect to the incorporation of the Company, the validity of the Indenture, the Securities, the shares of Stock issuable upon conversion of the Securities, the Offering Circular and other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters. In rendering such opinion or opinions, such counsel may rely as to all matters governed by North Carolina law upon the opinion referred to in subsection (b) of this Section;

     (b) Petree Stockton, L.L.P., counsel for the Company, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                      (i) The Company has been duly organized and is a validly
                  existing corporation under the laws of Delaware, with full corporate power and corporate authority to own, lease, license, and use its properties and assets and to conduct its business in the manner described in the Offering Circular; and to the knowledge of such counsel the Company has no subsidiaries.

                      (ii) The Company is duly qualified to do business and is
                  in good standing in each state in which the ownership, leasing, licensing, or use of property and assets or the conduct of business makes such qualification necessary and in which the failure to so qualify, considering all such failures together, would have a material adverse effect on the financial condition, results of operations, business, properties, or assets of the Company.

                      (iii) The Company has an authorized share capitalization
                  as set forth in the Offering Circular, and the certificates for the Stock issuable upon conversion of the Securities comply in all respects with Delaware law and have been duly approved by the Board of Directors of the Company. Each outstanding share of capital stock of the Company is validly authorized, validly issued, fully paid, and nonassessable, has been issued in compliance with the registration or qualification requirements of federal and state securities law or qualifies for an exemption from such requirements, and has not been issued and is not owned or held in violation of any preemptive right of shareholders. The shares of Stock initially issuable upon conversion of the Securities have been duly and validly authorized and reserved for issuance and, when issued and delivered in accordance with the provisions of the Securities and the Indenture, will be duly and validly issued and fully paid and non-assessable, and will conform to the description of the Stock contained in the Offering Circular. To the knowledge of such counsel, there is no commitment, plan, or arrangement to issue, and no outstanding option, warrant, or other right calling for the issuance of, any share of capital stock of the Company or any security or other instrument which by its terms is convertible into, exercisable for, or exchangeable for capital stock of the Company, except as properly described in the Offering Circular and except for options granted since December 31, 1995. To the knowledge of such counsel, there is outstanding no security or other instrument which by its terms is convertible into, exercisable for, or exchangeable for capital stock of the Company, except as properly described in the Offering Circular.

                      (iv) To the knowledge of such counsel, there is no
                  litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending or threatened with respect to the Company or any of its operations, businesses, properties or assets, except as properly described in the Offering Circular or such as individually or in the aggregate do not now have and are not reasonably expected in the future to have a material adverse effect upon the financial condition, results of operations, business, properties or assets of the Company.

                      (v) To the knowledge of such counsel,  neither the Company nor any other party is now or is expected by the Company to be in material violation or breach of, or in default with respect to, any material provision of any contract, agreement, instrument, lease, license, arrangement, or understanding which is material to the Company.

                      (vi) The Company is not in  violation  or breach of, or in default with respect to, any term of its Certificate of Incorporation or bylaws.

                      (vii) The Company has all requisite corporate power and
                  corporate authority to execute, deliver and perform this Agreement. All necessary corporate proceedings of the Company have been taken to authorize the execution, delivery, and performance of this Agreement by the Company. This Agreement has been duly authorized, executed, and delivered by the Company. No consent, authorization, approval, order, license, certificate, or permit of or firm, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by the Company for the execution, delivery, or performance of this Agreement by the Company, except such as may be required under the Act in connection with the shares of Stock issuable upon conversion of the Securities. Such opinion may state that counsel is not representing the Company in respect of "blue sky" matters. No consent of any party to any material contract, agreement, instrument, lease, license, arrangement, or understanding, known to such counsel, to which the Company is a party or to which any of its properties or assets are subject, is required for the execution, delivery, or performance of this Agreement; and the execution and delivery of this Agreement will not, and this Agreement may be performed in a manner that does not, violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under any such contract, agreement, instrument, lease, license, arrangement, or understanding known to such counsel, or violate or result in a breach of any term of the Certificate of Incorporation or bylaws of the Company, or to the knowledge of such counsel violate, result in a breach of, or conflict with any law, rule, regulation (except for such law, rule, or regulation, the violation of which would not have a material adverse effect on the Company), order, judgment, or decree binding on the Company or to which any of its operations, businesses, properties, or assets are subject.

                      (viii) All of the Securities issued at each Time of
                  Delivery have been duly authorized, executed, issued and delivered and constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture and the Securities and the Indenture conform in all material respects to the descriptions thereof in the Offering Circular.

                      (ix) The Indenture has been duly authorized, executed and
                  delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Registration Rights Agreement has been duly authorized, executed and delivered by the Company.

                      (x) Insofar as statements in the Offering Circular purport to summarize the provisions of laws, rules, regulations, orders, judgments, decrees, contracts, agreements, instruments, leases, or licenses (other than the statements under the captions "Risk Factors--Lack of Protection from Proprietary Rights," "Business--Patents and Protection of Other Proprietary Information," "Risk Factors--Regulatory Matters," "Business--Recent Developments--Telecommunications
                  Reform Act," "Business--Regulations" and other statements in the Offering Circular concerning telecommunications matters) such statements have been prepared or reviewed by such counsel and, to such counsel's knowledge, accurately reflect the provisions purported to be summarized and are correct in all material respects.

                      (xi) To the knowledge of such counsel, except as described in the Offering Circular, the Company possesses all authority, material certificates, and material permits issued by the appropriate state, federal, and foreign regulatory agencies or bodies necessary to conduct its business, in the manner described in the Offering Circular, and to the knowledge of such counsel, the Company has not received any notice of any proceeding relating to the revocation or modification of any such authority, material certificate, or material permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling, or finding, would have a material adverse effect on the financial condition, results of operations, business, properties, or assets of the Company.

                      (xii) On the basis of the participation of such counsel in conferences with officers and other representatives of the Company, representatives of, and counsel for, the Purchasers, and representatives of the independent public accountants for the Company, at which the contents of the Offering Circular and related matters were discussed, but without independent verification by such counsel of the accuracy, completeness, or fairness of the statements contained in the Offering Circular, or any amendment or supplement thereto, such counsel shall state that nothing has come to the attention of such counsel that leads them to believe that (except for financial statements and numbers derived from the financial statements as to which such counsel need not express belief) the Offering Circular, as amended or supplemented, if applicable, contained as of its date or contains as of such Time of Delivery any untrue statement of a material fact or omitted or omits, as the case may be, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                      (xiii) To the best of such counsel's knowledge, no holders of Common Stock or other securities of the Company have any registration rights with respect to Common Stock except as properly described in the Offering Circular.

                      (xiv) The Exchange Act Reports (other than the financial
                  statements and related schedules therein and numbers derived from such financial statements and schedules, as to which such counsel need express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act, and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents, when they were so filed, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading.

                      (xv) No registration of the Securities  under the Act, and no qualification of an indenture under the United States Trust Indenture Act of 1939 with respect thereto, is required for the offer, sale and initial resale of the Securities by the Purchasers in the manner contemplated by this Agreement.

                      (xvi) The  Company is not an  "investment  company"  or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act.

     (c) Special patent counsel for the Company shall have furnished to you a written opinion, dated such Time of Delivery, in form and scope satisfactory to you, to the effect that:

                      (i) U.S.  Patent Nos.  4910586 and 5,150,237 and 5,457,560
                  (the "U.S. Patents") have been duly issued to the Company and are presumed by law to be valid and enforceable and to comply with the necessary requirements of United States patent law and rules. Such counsel has no knowledge of any facts that it believes would overcome that presumption or would render such patents unenforceable.

                      (ii) Assignments to the Company of the full and exclusive
                  right, title, and interest in and to the U.S. Patents and the inventions disclosed and claimed therein have been recorded in the United States Patent and Trademark Office, and the U.S. Patents have issued in the name of the Company. Such counsel has no knowledge of any adverse claim or encumbrance that has been asserted against the Company with respect to right, title, and interest in and to the U.S. Patents.

                      (iii) Nothing has come to the attention of such counsel
                  that leads them to believe that the Offering Circular, as amended or supplemented, if applicable (but only under the captions "Risk Factors--Lack of Protection from Proprietary Rights" and "Business--Patents and Protection of Other Proprietary Information"), contained as of its date or contains as of such Time of Delivery any untrue statement of a material fact or omitted or omits, as the case may be, to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (d) Halprin, Temple & Goodman, special counsel for the Company, shall have furnished you their written opinion, dated such Time of Delivery, in form and scope satisfactory to you, to the effect that:

                      (i) Nothing has come to the attention of such counsel that leads them to believe that the Offering Circular, as amended or supplemented, if applicable (but only under the captions "Risk Factors--Regulatory Matters," "Business--Recent Developments--Telecommunications Reform Act," "--Regulations" and other references in the Offering Circular to telecommunications matters), contained as of its date or contains as of such Time of Delivery any untrue statement of a material fact or omitted or omits, as the case may be, to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                      (ii) Insofar as statements in the Offering Circular
                  purport to summarize the provisions of laws, rules, regulations, orders, judgments or decrees, such statements have been prepared or reviewed by such counsel and, to such counsel's knowledge, accurately reflect the provisions purported to be summarized and are correct in all material respects.

     (e) At a time prior to the execution of this Agreement and also at each Time of Delivery, Ernst & Young LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex II hereto;

     (f) (i) The Company shall not have sustained since the date of the latest audited financial statements included in the Offering Circular any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Circular, and (ii) since the respective dates as of which information is given in the Offering Circular there shall not have been any change in the capital stock or long-term debt of the Company or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company, otherwise than as set forth or contemplated in the Offering Circular, the effect of which, in any such case described in Clause (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in this Agreement and in the Offering Circular;

     (g) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities;

     (h) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; or on the Nasdaq National Market; (ii) a suspension or material limitation in trading in the Company's securities on the Nasdaq National Market; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this Clause (iv) in your judgment makes it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in the Offering Circular;

     (i) The Securities have been designated for trading on PORTAL;

     (j) The Lock-up Agreements shall be in full force and effect; and

     (k) The Company shall have furnished or caused to be furnished to you at the Time of Delivery certificates of officers of the Company satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsection (f) of this Section and as to such other matters as you may reasonably request.

     8. (a) The Company will indemnify and hold harmless each Purchaser against any losses, claims, damages or liabilities, joint or several, to which such Purchaser may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Offering Circular, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, and will reimburse each Purchaser for any legal or other expenses reasonably incurred by such Purchaser in connection with investigating or defending any such action or claim as such expenses are incurred; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Offering Circular or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Purchaser through Goldman, Sachs & Co. expressly for use therein.

     (b) Each Purchaser will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Offering Circular, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Offering Circular or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Purchaser through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

     (c) Promptly after receipt by an indemnified party under subsection (a) or
(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

     (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Purchasers on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Purchasers, in each case as set forth in the Offering Circular. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Purchasers on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Purchasers agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities were offered to investors exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Purchasers' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

     (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Purchaser within the meaning of the Act; and the obligations of the Purchasers under this Section 8 shall be in addition to any liability which the respective Purchaser may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

     9. (a) If any Purchaser shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Purchaser you do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Securities on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Securities, or the Company notifies you that it has so arranged for the purchase of such Securities, you or the Company shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Offering Circular, or in any other documents or arrangements, and the Company agrees to prepare promptly any amendments to the Offering Circular which in your opinion may thereby be made necessary. The term "Purchaser" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities .

     (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by you and the Company as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities , then the Company shall have the right to require each non-defaulting Purchaser to purchase the principal amount of Securities which such Purchaser agreed to purchase hereunder and, in addition, to require each non-defaulting Purchaser to purchase its pro rata share (based on the principal amount of Securities which such Purchaser agreed to purchase hereunder) of the Securities of such defaulting Purchaser or Purchasers for which such arrangements have not been made; but nothing herein shall relieve a defaulting Purchaser from liability for its default.

     (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by you and the Company as provided in subsection (a) above, the aggregate principal amount of Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Purchasers to purchase Securities of a defaulting Purchaser or Purchasers, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Purchaser or the Company, except for the expenses to be borne by the Company and the Purchasers as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Purchaser from liability for its default.

     10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Purchasers, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Purchaser or any controlling person of any Purchaser, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

     11. If this Agreement shall be terminated pursuant to Section 9 hereof or if the Company fails to deliver the Securities as a result of the inaccuracy of a representation or warranty of the Purchasers contained in Annex I hereto, the Company shall not then be under any liability to any Purchaser except as provided in Sections 6 and 8 hereof; but, if for any other reason, the Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Purchasers through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Purchasers in making preparations for the purchase, sale and delivery of the Securities, but the Company shall then be under no further liability to any Purchaser except as provided in Sections 6 and 8 hereof.

     12. In all dealings hereunder, Goldman, Sachs & Co. shall act on behalf of each of the Purchasers, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Purchaser made or given by Goldman, Sachs & Co. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Purchasers shall be delivered or sent by mail, telex or facsimile transmission to you in care of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention:
Registration Department; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Offering Circular, Attention: Secretary. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     13. This Agreement shall be binding upon, and inure solely to the benefit of, the Purchasers, the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company or any Purchaser, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Purchaser shall be deemed a successor or assign by reason merely of such purchase.

     14. Time shall be of the essence of this Agreement.

     15. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

      If the foregoing is in accordance with your understanding, please sign and return to us five counterparts hereof, and upon the acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement between the Purchasers and the Company. It is understood that your acceptance of this letter on behalf of each of the Purchasers is pursuant to the authority set forth in a form of Agreement among Purchasers, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                           Very truly yours,

                                           Broadband Technologies, Inc.


                                           By:    ________________________
                                            Name:  Salim A. Bhatia
                                            Title:    Chief Executive Officer

Accepted as of the date hereof:

Goldman, Sachs & Co.
Bear, Stearns & Co. Inc.



By:    ____________________________
          (Goldman, Sachs & Co.)

                                     SCHEDULE I


            Purchaser            Principal Amount            Aggregate
                                 of Firm Securities       Principal Amount
                                   to be Purchased          of Optional
                                                          Securities to be
                                                             Purchased if
                                                                Maximum
                                                            Option Exercised
Goldman, Sachs & Co.               $  80,000,000               $12,000,000

Bear, Stearns & Co. Inc.              20,000,000                 3,000,000
                                      ----------                 ---------

                  Total             $100,000,000               $15,000,000
                                    ============               ===========

                                   SCHEDULE II


                          PARTIES TO LOCK-UP AGREEMENTS

                  To include all directors and officers of the Company holding or vested or unvested options exercisable for such Common Stock. Such persons are:



                           Salim A. L. Bhatia
                           Fredrick Boswell
                           Richard Clark
                           John H. Gorman
                           Robert W. Henry
                           John R. Hutchins, III
                           J. Richard Jones
                           Charles Lee
                           Wayne C. Machon
                           Lawrence McLernon
                           Richard L. Popp

                                                                       ANNEX I




        (1) The Securities and the Stock issuable upon the conversion thereof have not been and will not be registered under the Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Act or pursuant to an exemption from the registration requirements of the Act. Each Purchaser represents it has offered and sold, and will offer and sell, the Securities and the Stock issuable upon the conversion thereof (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering and the latest Time of Delivery, only in accordance with Rule 903 of Regulation S, Rule 144A or Regulation D under the Act. Accordingly, each Purchaser agrees that neither it, its affiliates nor any persons acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities or the Stock issuable upon conversion thereof. Each Purchaser agrees that, at or prior to confirmation of sale of Securities (other than a sale pursuant to Rule 144A or Regulation D under the Act), it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the restricted period a confirmation or notice to substantially the following effect:

               "The  Securities covered hereby  and the  Stock issuable upon the conversion thereof have not been registered under the U.S. Securities Act of 1933 (the "Securities Act") and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering, the original issue date of the Securities and the issue date with respect to the additional Securities, if any, issued to cover over-allotments, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meaning given to them by Regulation S under the Securities Act."

Terms used in this paragraph have the meanings given to them by Regulation S under the Act.

        Each Purchaser further agrees that it has not entered and will not enter into any contractual arrangement with respect to the distribution of the Securities, except with its affiliates or with the prior written consent of the Company.

        (2) Notwithstanding the foregoing, Securities in registered form may be offered, sold and delivered by the Purchasers in the United States and to U.S. persons in a manner designed to be exempt from the registration provisions of the Securities Act and the rules and regulations thereunder and without delivery of the written statement required by paragraph (1) above. In connection therewith, each Purchaser represents and warrants to, and agrees with, the Company that:

                  (a) It has offered and sold, and will offer and sell, Securities and the Stock issuable upon conversion thereof only to persons that it reasonably believes are (i) qualified institutional buyers within the meaning of Rule 144A under the Act in transactions meeting the requirements of such Rule 144A, or (ii) institutions that are "accredited investors" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Act; and
                                      -42-

                  (b) It has offered the Securities to not more than 50 institutional accredited investors; each institutional accredited investor that purchases Securities from it shall
                  (i) purchase not less than U.S.$250,000 principal amount of Securities, and (ii) execute and deliver a purchaser's letter substantially in the form of Annex A to the Offering Circular; and

                  (c) It has not offered or sold, and will not offer or sell, Securities or the Stock issuable upon the conversion thereof by any form of general solicitation or general advertising, including but not limited to the methods described in Rule 502(c) under the Securities Act.

        (3) Each Purchaser further represents and agrees that (i) it has not offered or sold, and will not offer or sell, in the United Kingdom by means of any document, any Securities other than to persons whose ordinary business it is to buy or sell debentures, whether as principal or as agent, or in circumstances which do not constitute an offer to the public within the meaning of the Companies Act 1985 of Great Britain, (ii) it has complied, and will comply, with all applicable provisions of the Financial Services Act 1986 of Great Britain with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom, and (iii) it has only issued or passed on, and will only issue or pass on, in the United Kingdom, any document received by it in connection with the issuance of the Securities to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1995 of Great Britain or is a person to whom the document may otherwise lawfully be issued or passed on.

        (4) Each Purchaser agrees that it will not offer, sell or deliver any of the Securities in any jurisdiction outside the United States except under circumstances that will result in compliance with the applicable laws thereof, and that it will take at its own expense whatever action is required to permit its purchase and resale of the Securities in such jurisdictions. Each Purchaser understands that no action has been taken to permit a public offering in any jurisdiction outside the United States where action would be required for such purpose. Each Purchaser agrees not to cause any advertisement of the Securities to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Securities, except at its own risk and expense.

     Pursuant to Section 7(d) of the Purchase Agreement, the accountants shall furnish letters to the Purchasers to the effect that:

                      (i) They are independent certified public accountants with respect to the Company within the meaning of the Securities Exchange Act of 1934 (the "Exchange Act") and the applicable published rules and regulations thereunder;

                      (ii) In their opinion, the financial statements and financial statement schedules audited by them and included in the Offering Circular comply as to form in all material respects with the applicable requirements of the Exchange Act and the related published rules and regulations;

                      (iii) The unaudited selected financial information with
                  respect to the results of operations and financial position of the Company for the five most recent fiscal years included in the Offering Circular agrees with the corresponding amounts (after restatements where applicable) in the audited financial statements for such five fiscal years;

                      (iv) On the basis of limited procedures not constituting
                  an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company, inspection of the minute books of the Company since the date of the latest audited financial statements included in the Offering Circular, inquiries of officials of the Company responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                         (A) the unaudited statements of operations, balance sheets and statements of cash flows included in the Offering Circular are not in conformity with generally accepted accounting principles applied on the basis substantially consistent with the basis for the audited statements of income, balance sheets and statements of cash flows included in the Offering Circular;

                         (B) any other unaudited statement of operations data and balance sheet items included in the Offering Circular do not agree with the corresponding items in the unaudited financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited financial statements included in the Offering Circular;

                         (C) the unaudited financial statements which were not included in the Offering Circular but from which were derived any unaudited financial statements referred to in Clause
                                    (A) and any unaudited statement of
                                    operations data and balance sheet items
                                    included in the Offering Circular and
                                    referred to in Clause (B) were not
                                    determined on a basis substantially
                                    consistent with the basis for the audited financial statements included in the Offering Circular;

                         (D) any unaudited pro forma condensed financial statements included in the Offering Circular do not comply as to form in all material respects with the applicable accounting requirements or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                         (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights and upon earn-outs of performance shares, in each case which were outstanding on the date of the latest financial statements included in the Offering Circular) or any increase in the long-term debt of the Company, or any decreases in net current assets or stockholders' equity or other items specified by the Purchasers, or any increases in any items specified by the Purchasers, in each case as compared with amounts shown in the latest balance sheet included in the Offering Circular except in each case for changes, increases or decreases which the Offering Circular discloses have occurred or may occur or which are described in such letter; and

                         (F) for the period from the date of the latest financial statements included in the Offering Circular to the specified date referred to in Clause (E) there were any decreases in net revenues or operating profit or the total or per share amounts of net income or other items specified by the Purchasers, or any increases in any items specified by the Purchasers, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Purchasers, except in each case for decreases or increases which the Offering Circular discloses have occurred or may occur or which are described in such letter; and

                      (v) In addition to the examination referred to in their
                  report(s) included in the Offering Circular and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (iv) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Purchasers, which are derived from the general accounting records of the Company, which appear in the Offering Circular, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and have found them to be in agreement.

                                                                    EXHIBIT B



                            FORM OF LOCK-UP AGREEMENT


                                                                    Dated as of

                                                                    May 16, 1996



BroadBand Technologies, Inc.,
4024 Stirrup Creek Dr.,
Durham, North Carolina 27703.

Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004.

Bear, Stearns & Co. Inc.
245 Park Avenue
New York, New York 10167.

Ladies and Gentlemen:

                  The undersigned understands that BroadBand Technologies, Inc. (the "Company") proposes to issue and sell (the "Offering") Convertible Subordinated Notes (the "Securities"), convertible into shares of the Company's Common Stock, par value $0.01 per share (the "Stock").

                  In connection with the Offering, the Company will enter into a purchase agreement with Goldman, Sachs & Co. and Bear, Stearns & Co. Inc. (the "Purchasers"). The form, terms and conditions of this agreement, including the amount of Securities to be sold in the Offering, the amount of Securities to be purchased by the Purchasers and the Purchasers' purchase price and the initial offering price, are to be determined by the Company and the Purchasers at a later date, and references herein to the "Purchase Agreement" mean such document in the form in which it will eventually be executed and delivered by the parties thereto.

                  The undersigned, to facilitate the marketing of the Securities and in consideration of the Company and the Purchasers entering into the Purchase Agreement, hereby irrevocably confirms and agrees for the benefit of the Company and the Purchasers as follows:

                  During the period beginning on and including the date hereof and continuing to and including the date 90 days after the first original issue date of the Securities, the undersigned will not, without the prior written consent of the Purchasers, directly or indirectly, offer, sell, contract to sell, or otherwise dispose of any Stock, any securities which are substantially similar to the Securities or the Stock and any securities convertible into or exchangeable or exercisable for Stock or substantially similar securities, which Stock and other securities are, on the date hereof, or become, at any time hereafter, registered in the name of, or beneficially owned or controlled by, the undersigned; provided, however, that the undersigned may transfer to any person up to an aggregate of _______ shares of Stock [number to represent 10% of Stock, including vested and unvested options, beneficially owned by the signatory, the aggregate for all such signatories not to exceed 95,930 shares of Stock].


                                          Very truly yours,



                                          --------------------------------------
                                          Signature


                                          --------------------------------------
                                          Print Name


        Accepted as of the date hereof:
        BroadBand Technologies, Inc.


        By:____________________________
           Name:
           Title:


        Goldman, Sachs & Co.
        Bear, Stearns & Co. Inc.


        By:____________________________
             (Goldman, Sachs & Co.)